SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[X]      Soliciting Material Pursuant to ss. 240.14a-12

                             Mylan Laboratories Inc.

                (Name of Registrant as Specified In Its Charter)

                                 Carl C. Icahn,
                   Barberry Corp., Hopper Investments LLC and
                         High River Limited Partnership


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]      No fee required.

[   ]    Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:



         2)      Aggregate number of securities to which transaction applies:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         4)       Proposed maximum aggregate value of transaction:



         5)       Total fee paid:



     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:



         2)       Form, Schedule or Registration Statement No.:



         3)       Filing Party:



         4)       Date Filed:



     High River Limited Partnership is sending a letter to Mylan Laboratories, Inc., which letter is attached hereto as Exhibit A, and has issued a press release in connection therewith, which press release is attached hereto as Exhibit B.


     SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY MR. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF MYLAN LABORATORIES INC. FOR USE AT ITS SPECIAL MEETING WHEN AND IF THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF MYLAN LABORATORIES INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN A PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY MR. ICAHN AND HIS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 14, 2004 WITH RESPECT TO MYLAN LABORATORIES INC. THAT SCHEDULE 14A IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

                                                              EXHIBIT A

                         High River Limited Partnership
                          767 Fifth Avenue, 47th Floor
                            New York, New York 10153


                                                              January 12, 2005

Milan Puskar
Chairman Of the Board
Mylan Laboratories, Inc.
1500 Corporate Drive
Suite 400
Canonsburg, Pennsylvania 15317-8574

Dear Mr. Puskar:

     In your December 22 letter to me, you stated that "Mylan is a strong and proud company." However, as Chairman of the Board, you have chosen Robert Coury as a leader for Mylan. Mr. Coury: (i) stated to us in a meeting that he is skeptical regarding the future growth potential of the generic drug industry;
(ii) has presided over a company whose revenue and EBITDA in fiscal years 2002-2004 (2003 and 2004 being the Coury years) grew at compound rates of 11.6 percent and 10.7 percent, respectively, as compared to 21 and 28 percent for its largest competitors, according to a report prepared for us by AT Kearny; (iii) does not, in our opinion, have enough experience running a company like Mylan; and (iv) has been attempting to lead Mylan into a transaction with King that we believe would be disastrous and could fatally wound Mylan. We do not think these are things to be proud of. In our view, watching Mr. Coury at Mylan has been analogous to watching a military commander who dislikes war, and with little combat experience, marching his troops toward a cliff.

     We were not surprised to see in today's announcement by Mylan that you do not expect to consummate the transaction with King on the terms set forth in the existing Mylan/King agreement. However, today's announcement does raise the specter of a new transaction with King. We advise you once again that we do not think King is a good acquisition candidate for Mylan on any terms and that in no event should Mylan seek to engage in a revised agreement that would attempt to avoid the vote of Mylan shareholders.

     As the holder of nearly 10% of Mylan's stock, we will continue to be active and vocal critics of Mylan if it may help to remind board members of their fiduciary obligations in evaluating the Mylan/King situation rather than blithely watching as the board follows a path of folly that may lead to a transaction with King. As we have told you before, we will hold the members of the Mylan board, as well as its officers and advisors, personally accountable for this entire regrettable situation, particularly if Mylan attempts to proceed with a transaction with King without seeking Mylan shareholder approval.

     We wish to impress upon you that our actions, which you refer to as "confrontational" or "intimidation," are in our view merely the appropriate exercise of shareholder rights. We believe that shareholders should be active and vocal critics of board decisions that they think are wrong, and should hold board members accountable for those decisions. Perhaps if shareholders had been more vocal critics of the Enron or Worldcom boards those egregious situations could have been avoided.

     We continue to be willing to stand by our proposal to acquire Mylan for $20 per share as previously made, without a "breakup fee", which we believe would set up a bidding process for Mylan. In our opinion, after all they have been through, Mylan shareholders should be given the right to choose between our proposal and any new transaction that Mylan may seek to negotiate with King. We look forward to hearing from you in this regard.

                                                  Very truly yours,


                                                  High River Limited Partnership


SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY MR. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF MYLAN LABORATORIES INC. FOR USE AT ITS SPECIAL MEETING WHEN AND IF THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF MYLAN LABORATORIES INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN A PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY MR. ICAHN AND HIS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 14, 2004 WITH RESPECT TO MYLAN LABORATORIES INC. THAT SCHEDULE 14A IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.


                                                                 EXHIBIT B

                              FOR IMMEDIATE RELEASE

                  HIGH RIVER RESPONDS TO MYLAN'S ANNOUNCEMENT

New York, New York, January 12, 2005
Contact:  Yevgeny Fundler (212) 702-4329


     High River Limited Partnership announces that it is sending the following letter to Mylan Laboratories, Inc.:

                         High River Limited Partnership
                          767 Fifth Avenue, 47th Floor
                            New York, New York 10153


                                                              January 12, 2005

Milan Puskar
Chairman Of the Board
Mylan Laboratories, Inc.
1500 Corporate Drive
Suite 400
Canonsburg, Pennsylvania 15317-8574

Dear Mr. Puskar:

     In your December 22 letter to me, you stated that "Mylan is a strong and proud company." However, as Chairman of the Board, you have chosen Robert Coury as a leader for Mylan. Mr. Coury: (i) stated to us in a meeting that he is skeptical regarding the future growth potential of the generic drug industry;
(ii) has presided over a company whose revenue and EBITDA in fiscal years 2002-2004 (2003 and 2004 being the Coury years) grew at compound rates of 11.6 percent and 10.7 percent, respectively, as compared to 21 and 28 percent for its largest competitors, according to a report prepared for us by AT Kearny; (iii) does not, in our opinion, have enough experience running a company like Mylan; and (iv) has been attempting to lead Mylan into a transaction with King that we believe would be disastrous and could fatally wound Mylan. We do not think these are things to be proud of. In our view, watching Mr. Coury at Mylan has been analogous to watching a military commander who dislikes war, and with little combat experience, marching his troops toward a cliff.

     We were not surprised to see in today's announcement by Mylan that you do not expect to consummate the transaction with King on the terms set forth in the existing Mylan/King agreement. However, today's announcement does raise the specter of a new transaction with King. We advise you once again that we do not think King is a good acquisition candidate for Mylan on any terms and that in no event should Mylan seek to engage in a revised agreement that would attempt to avoid the vote of Mylan shareholders.

     As the holder of nearly 10% of Mylan's stock, we will continue to be active and vocal critics of Mylan if it may help to remind board members of their fiduciary obligations in evaluating the Mylan/King situation rather than blithely watching as the board follows a path of folly that may lead to a transaction with King. As we have told you before, we will hold the members of the Mylan board, as well as its officers and advisors, personally accountable for this entire regrettable situation, particularly if Mylan attempts to proceed with a transaction with King without seeking Mylan shareholder approval.

     We wish to impress upon you that our actions, which you refer to as "confrontational" or "intimidation," are in our view merely the appropriate exercise of shareholder rights. We believe that shareholders should be active and vocal critics of board decisions that they think are wrong, and should hold board members accountable for those decisions. Perhaps if shareholders had been more vocal critics of the Enron or Worldcom boards those egregious situations could have been avoided.

     We continue to be willing to stand by our proposal to acquire Mylan for $20 per share as previously made, without a "breakup fee", which we believe would set up a bidding process for Mylan. In our opinion, after all they have been through, Mylan shareholders should be given the right to choose between our proposal and any new transaction that Mylan may seek to negotiate with King. We look forward to hearing from you in this regard.

                                                 Very truly yours,


                                                 High River Limited Partnership



     SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY MR. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF MYLAN LABORATORIES INC. FOR USE AT ITS SPECIAL MEETING WHEN AND IF THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF MYLAN LABORATORIES INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN A PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY MR. ICAHN AND HIS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 14, 2004 WITH RESPECT TO MYLAN LABORATORIES INC. THAT SCHEDULE 14A IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.